UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-21432

Reaves Utility Income Fund

(Exact Name of Registrant as Specified in Charter)

1700 Broadway, Suite 2100

Denver, CO 80290

(Address of Principal Executive Offices) (Zip Code)

Chris Moore

Reaves Utility Income Fund

1700 Broadway, Suite 2100

Denver, CO 80290

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:

800.644.5571

Date of Fiscal Year End: October 31st

Date of Reporting Period: November 1, 2024 – October 31, 2025

Item 1.	Reports to Stockholders.

(a)

Annual Report 2025

Section 19(b) Disclosure

October 31, 2025 (Unaudited)

Reaves Utility Income Fund (the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund distributed $0.19 per share on a monthly basis from November 1, 2024 through June 30, 2025. Beginning in July 2025, the monthly distribution increased to $0.20 per share.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading below net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.

Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period. Section 19(a) notices for the Fund, as applicable, are available on the Fund’s website www.utilityincomefund.com.

Reaves Utility Income Fund	Table of Contents

Annual Report | October 31, 2025	1

Reaves Utility Income Fund	Shareholder Letter

October 31, 2025 (Unaudited)

To our Shareholders:

Fiscal 2025 Investment Portfolio Returns

Total net assets of the Fund were $3.523 billion on October 31, 2025, or $38.85 of net asset value (“NAV”) per common share. One year ago, net assets totaled $2.861 billion representing $32.60 of net asset value per common share.

The changes include distributions to shareholders totaling $206.7 million or $2.32 per share. Changes in the market price of the Fund can and do differ from the underlying changes in the net asset value per common share. As a result, the market return to common shares can be higher or lower than the NAV return.

The fiscal 2025 market return for shareholders was 25.54% as is reflected in the table below. The share price of the Fund traded at a discount of -1.62% to the NAV at fiscal year-end versus a discount of -0.25% at the beginning of the fiscal year.

	One Year	Three Years^	Five Years^	Ten Years^	Since Inception^*
UTG (NAV)**	27.30%	20.85%	12.78%	10.09%	10.92%
UTG (Market)**	25.54%	20.33%	11.92%	10.14%	10.60%
S&P 500 Utilities Index[1]	14.72%	13.63%	10.81%	10.99%	10.12%
Dow Jones Utility Average[2]	10.86%	10.77%	9.16%	10.47%	10.55%

^	Average annual returns.

*	Index data since February 29, 2004.

**	Assumes all dividends being reinvested.

1	S&P 500 Utilities Index is a capitalization-weighted index containing 31 Electric and Gas Utility stocks (including multi-utilities and independent power producers).
2	The Dow Jones Utility Average is a price-weighted average of 15 utility stocks traded in the United States.

The performance data quoted represents past performance. Past performance is no guarantee of future results.

Distributions to Common Shareholders

Since the Fund’s first distribution in April 2004, distributions to shareholders have totaled over $1.7 billion, consisting primarily of dividend income and realized capital gains with no return of capital.

The Fund’s monthly distribution was raised by $0.01 per share in July 2025, marking the 13th increase from the initial monthly amount of $0.0967 per share to the current amount of $0.20 per share, representing a cumulative increase of 106.8%. The Trustees of the Fund regularly review the amount of the monthly distribution.

For the calendar year 2024, all distributions from the Fund were paid from net investment income including realized capital gains. We anticipate that all distributions for the 12 months ending December 31, 2025 will also be characterized as paid from net investment income and realized capital gains.

Leverage Facility

The Fund ended the fiscal year with $875 million in debt, up from $650 million at the end of fiscal 2024. Leverage stood at 24.8% of net assets (19.9% on gross assets) versus 22.7% of net assets (18.5% on gross assets) on October 31, 2024. For details about the facility please refer to Note 5 of the accompanying financial statements.

www.utilityincomefund.com	2

Reaves Utility Income Fund	Shareholder Letter

October 31, 2025 (Unaudited)

Overview

The Fund delivered strong performance over the most recent fiscal year, driven principally by its investments in utilities and natural gas infrastructure. These areas contributed the majority of the Fund’s return, supported by solid earnings results and the accelerating, long-duration demand for electricity tied to artificial intelligence and data-center development. Interest rates trending lower also led to a decline in the Fund’s borrowing costs.

Throughout the year, utilities with exposure to AI-related power demand were among the Fund’s strongest contributors. The rapid build-out of AI infrastructure has begun to reshape load forecasts across multiple regions of the United States, creating significant opportunities for regulated utilities, independent power producers, and natural-gas-fired generation. Several utilities outlined multiyear capital programs tied to data-center interconnection, new generation, and grid modernization. These developments improved earnings visibility for many of the Fund’s holdings.

Natural gas infrastructure investments also benefited from increasing utilization needed to support data-center expansion. Utilities and power developers continued to highlight the need for new natural-gas-fired generation to meet rising load, a trend that was constructive for the Fund’s pipeline, transmission, and midstream holdings.

By contrast, the Fund’s communications services investments weighed on performance for the year. U.S. wireless and fiber broadband companies generated mixed results, and Canadian telecom and cable holdings faced persistent competitive pressures that limited their contribution.

During the fiscal year, the Fund increased its monthly distribution to $0.20 per share, or $2.40 on an annualized basis, marking the 13th increase since inception. Distributions continued to be paid from earned dividends and long-term capital gains, with no return of capital.

The Fund’s unrealized gains position improved meaningfully over the past year, reflecting broad appreciation across most utility and energy infrastructure holdings. Looking ahead, we maintain strong conviction in the long-term growth prospects of the Fund’s core investments, particularly as AI-driven electricity demand continues to shape industry planning, capital allocation, and earnings potential across the North American power sector.

Sincerely,

Timothy O. Porter, CFA, Portfolio Manager, Reaves Asset Management-CIO

John P. Bartlett, CFA, Portfolio Manager, Reaves Asset Management-President

Jay Rhame, CFA, Fund President, Portfolio Manager, Reaves Asset Management-CEO

Sources of distributions to shareholders may include net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for the Fund’s current period. The actual amounts and sources of distributions for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The estimates may not match the final tax characterization (for the full year’s distributions) contained in the shareholder’s Form 1099-DIV. Distribution payments are not guaranteed; distribution rates may vary.

You cannot invest directly in an index.

Annual Report | October 31, 2025	3

Reaves Utility Income Fund	Performance & Portfolio Allocation

October 31, 2025 (Unaudited)

Growth of a hypothetical $10,000 investment

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of common shares at NAV or the closing market price (NYSE American: UTG) of $29.67 on October 31, 2015, and tracking its progress through October 31, 2025.

Past performance does not guarantee future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

You cannot invest directly in an index.

www.utilityincomefund.com	4

Reaves Utility Income Fund	Performance & Portfolio Allocation

October 31, 2025 (Unaudited)

INDUSTRY ALLOCATION AS OF OCTOBER 31, 2025

Industries are displayed as a % of net assets. Holdings are subject to change.

Annual Report | October 31, 2025	5

Reaves Utility Income Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Reaves Utility Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Reaves Utility Income Fund (the “Fund”) as of October 31, 2025, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, the results of its operations and its cash flows for the year then ended, and the changes in net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the periods ended October 31, 2023, and prior, were audited by other auditors whose report dated December 22, 2023, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2024.

COHEN & COMPANY, LTD.

Cleveland, Ohio

December 23, 2025

www.utilityincomefund.com	6

Reaves Utility Income Fund	Statement of Investments

October 31, 2025

	SHARES	VALUE
COMMON STOCKS - 119.76%
Diversified Telecommunications Services - 7.30%
Cogent Communications Holdings, Inc.	395,000	$16,293,750
Deutsche Telekom AG(a)	4,461,042	138,268,289
Frontier Communications Parent, Inc.(a)(b)	549,200	20,737,792
Rogers Communications, Inc., Class B(a)	648,000	25,360,037
Telus Corp.	3,873,400	56,642,140
		257,302,008

Electric Utilities - 19.39%
Entergy Corp.(a)	1,534,600	147,459,714
IDACORP, Inc.(a)	1,287,100	166,061,642
NextEra Energy, Inc.(a)	305,500	24,867,700
Pinnacle West Capital Corp.(a)	1,177,200	104,205,744
PPL Corp.(a)	2,818,846	102,944,256
TXNM Energy, Inc.(a)	2,421,722	137,553,810
		683,092,866

Electronic Equipment, Instruments & Components - 0.38%
Vertiv Holdings Co.(a)	70,000	13,500,200

Gas Utilities - 0.35%
Atmos Energy Corp.(a)	50,000	8,586,000
Chesapeake Utilities Corp.	30,000	3,818,400
		12,404,400

Independent Power and Renewable Electricity Producers - 23.82%
Constellation Energy Corp.(a)	572,820	215,953,141
NRG Energy, Inc.(a)	30,000	5,155,800
Talen Energy Corp.(a)(b)	1,009,796	403,696,245
Vistra Corp.(a)	1,140,500	214,756,150
		839,561,336

Industrials - 4.91%
Dycom Industries, Inc.(b)	120,000	34,534,800
Everus Construction Group, Inc.(a)(b)	12,500	1,136,125
GE Vernova, Inc.(a)	36,000	21,065,040
Quanta Services, Inc.(a)	238,900	107,297,157
TIC Solutions, Inc.(b)	730,000	8,854,900
		172,888,022

Information Technology - 1.30%
Corning, Inc.(a)	513,800	45,769,304

See Accompanying Notes to Financial Statements.

Annual Report | October 31, 2025	7

Reaves Utility Income Fund	Statement of Investments

October 31, 2025

	SHARES	VALUE
COMMON STOCKS - 119.76% (continued)
Materials - 9.74%
Cameco Corp.(a)	1,297,200	$132,586,812
Centrus Energy Corp.(b)	146,558	53,854,203
Lithium Americas Corp.(b)	340,000	1,870,000
MP Materials Corp.(a)(b)	2,455,909	154,943,298
		343,254,313

Media - 2.62%
Charter Communications, Inc., Class A(a)(b)	164,600	38,490,064
Comcast Corp., Class A(a)	1,832,400	51,004,854
Lamar Advertising Co., Class A(a)	25,000	2,964,750
		92,459,668

Multi-Utilities - 32.97%
Alliant Energy Corp.(a)	1,842,715	123,130,216
Ameren Corp.(a)	516,500	52,693,330
CenterPoint Energy, Inc.(a)	5,061,007	193,532,908
CMS Energy Corp.(a)	1,516,361	111,528,352
DTE Energy Co.(a)	410,000	55,571,400
Enel SpA(a)	2,385,257	24,117,333
NiSource, Inc.(a)	3,321,100	139,851,521
OGE Energy Corp.(a)	1,098,395	48,483,155
Public Service Enterprise Group, Inc.(a)	1,100,000	88,616,000
Sempra Energy(a)	1,206,378	110,914,393
Unitil Corp.	275,000	13,406,250
WEC Energy Group, Inc.(a)	236,000	26,368,280
Xcel Energy, Inc.(a)	2,133,600	173,184,313
		1,161,397,451

Oil, Gas & Consumable Fuels - 6.48%
DT Midstream, Inc.(a)	571,563	62,580,433
EQT Corp.(a)	1,005,000	53,847,900
Marathon Petroleum Corp.(a)	100,000	19,491,000
ONEOK, Inc.(a)	505,239	33,851,013
Tamboran Resources Corp.(b)	100,000	2,478,000
Williams Cos., Inc.(a)	965,000	55,844,550
		228,092,896

Real Estate Investment Trusts (REITs) - 6.76%
American Tower Corp.(a)	97,072	17,373,947
Crown Castle, Inc.(a)	245,000	22,103,900
Digital Realty Trust, Inc.(a)	49,000	8,350,090
Equinix, Inc.(a)	146,741	124,144,353

See Accompanying Notes to Financial Statements.

www.utilityincomefund.com	8

Reaves Utility Income Fund	Statement of Investments

October 31, 2025

	SHARES	VALUE
COMMON STOCKS - 119.76% (continued)
Real Estate Investment Trusts (REITs) - 6.76% (continued)
SBA Communications Corp., Class A(a)	345,200	$66,098,896
		238,071,186

Road & Rail - 1.54%
Norfolk Southern Corp.(a)	142,000	40,239,960
Union Pacific Corp.(a)	63,000	13,883,310
		54,123,270

Water Utilities - 1.31%
American Water Works Co., Inc.(a)	275,000	35,318,250
WaterBridge Infrastructure LLC, Class A(b)	450,000	10,800,000
		46,118,250

Wireless Telecommunication Services - 0.89%
Telenor ASA(a)	1,012,388	15,052,016
T-Mobile US, Inc.(a)	77,000	16,173,850
		31,225,866

TOTAL COMMON STOCKS
(Cost $3,161,732,379)		4,219,261,036

LIMITED PARTNERSHIPS - 4.02%
Oil, Gas & Consumable Fuels - 4.02%
Enterprise Products Partners LP(a)	3,493,940	107,578,412
MPLX LP(a)	670,500	34,034,580
		141,612,992

TOTAL LIMITED PARTNERSHIPS
(Cost $133,388,980)		141,612,992

PREFERRED STOCKS - 0.04%
Utilities - 0.04%
SCE Trust IV, Class J, Perpetual Maturity, 5.375%(a)(c)	63,125	1,499,219

TOTAL PREFERRED STOCKS
(Cost $1,188,178)		1,499,219

See Accompanying Notes to Financial Statements.

Annual Report | October 31, 2025	9

Reaves Utility Income Fund	Statement of Investments

October 31, 2025

	SHARES	VALUE
SPECIAL PURPOSE ACQUISITION COMPANIES (SPACS) - 0.74%
Independent Power and Renewable Electricity Producers - 0.74%
Rice Acquisition Corp. 3(b)	2,400,000	$26,160,000

TOTAL SPECIAL PURPOSE ACQUISITION COMPANIES (SPACS)
(Cost $24,000,000)		26,160,000

MONEY MARKET FUNDS - 0.09%
Federated Hermes Treasury Obligations Fund, Institutional Class, 3.930% (7-Day Yield)	3,233,084	3,233,084
TOTAL MONEY MARKET FUNDS
(Cost $3,233,084)		3,233,084

TOTAL INVESTMENTS - 124.65% (Cost $3,323,542,621)		4,391,766,331

Leverage Facility - (24.83)%		(875,000,000)

Other Assets in Excess of Liabilities - 0.18%(d)		6,511,767

NET ASSETS - 100%		$3,523,278,098

(a)

Pledged security; a portion or all of the security is pledged as collateral for borrowings. As of October 31, 2025, the aggregate value of those securities was $1,750,002,345, representing 49.67% of net assets.

(b)	Non-income producing security.
(c)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(d)	Includes cash which is being held as collateral for interest rate swaps.

Percentages are stated as a percent of the net assets applicable to common shareholders.

See Accompanying Notes to Financial Statements.

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Reaves Utility Income Fund	Statement of Investments

October 31, 2025

Centrally Cleared Swaps

Interest Rate Swap Contracts

Floating Rate Index Received	Payment Frequency	Expiration Date	Fixed Rate Paid	Notional Amount	Value	Unrealized Depreciation(a)
SOFR	Monthly	04/23/27	3.435%	$(200,000,000)	$(17,780)	$(17,780)
SOFR	Monthly	07/23/27	3.463%	(50,000,000)	(69,338)	(69,338)
SOFR	Monthly	04/23/27	3.508%	(1,000,000)	(1,144)	(1,144)
				$(251,000,000)	$(88,262)	$(88,262)

(a)	The Fund has recorded the current day’s variation margin on the Statement of Assets and Liabilities.

See Accompanying Notes to Financial Statements.

Annual Report | October 31, 2025	11

Reaves Utility Income Fund	Statement of Assets and Liabilities

October 31, 2025

ASSETS:
Investments at value
Cost ($3,323,542,621)	$4,391,766,331
Deposit with broker for interest rate swaps	4,343,114
Receivable for investments sold	1,103,945
Dividends receivable	4,888,394
Prepaid offering costs (Note 4)	391,704
Total Assets	4,402,493,488

LIABILITIES:
Loan payable	875,000,000
Variation margin payable on interest rate swaps	17,953
Interest payable on loan outstanding	337,408
Payable for investments purchased	1,226,710
Investment advisory fees payable (Note 7)	2,117,359
Administration fees payable (Note 7)	468,016
Trustees’ fees payable	2,228
Accrued expenses and other payables	45,716
Total Liabilities	879,215,390
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$3,523,278,098

NET ASSETS (APPLICABLE TO COMMON SHAREHOLDERS) CONSIST OF:
Paid-in capital	2,434,083,460
Total distributable earnings	1,089,194,638
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$3,523,278,098

Shares of common stock outstanding of no par value, unlimited shares authorized	90,682,852
Net asset value per common share	$38.85

See Accompanying Notes to Financial Statements.

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Reaves Utility Income Fund	Statement of Operations

For the Year Ended October 31, 2025

INVESTMENT INCOME:
Dividends
(net of foreign withholding taxes $1,618,326)	$93,266,873
Interest - deposit with broker	24,355
Total Investment Income	93,291,228

EXPENSES:
Interest on loan	37,666,421
Investment advisory fees	21,519,813
Administration fees	4,860,900
Trustees’ fees	597,656
Miscellaneous fees	535,250
Total Expenses	65,180,040
Net Investment Income	28,111,188

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	181,508,374
Interest rate swaps	1,051,376
Foreign currency related transactions	79,996
Net realized gain	182,639,746
Net change in unrealized appreciation/depreciation on:
Investments	558,476,682
Interest rate swaps	(88,262)
Foreign currency related translations	6,899
Net change in unrealized appreciation/depreciation	558,395,319
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	741,035,065
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$769,146,253

See Accompanying Notes to Financial Statements.

Annual Report | October 31, 2025	13

Reaves Utility Income Fund	Statements of Changes in Net Assets

	For the Year Ended October 31, 2025	For the Year Ended October 31, 2024
OPERATIONS:
Net investment income	$28,111,188	$40,742,497
Net realized gain	182,639,746	153,155,615
Net change in unrealized appreciation/depreciation	558,395,319	671,394,027
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	769,146,253	865,292,139

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From distributable earnings	(206,658,100)	(187,196,832)
Total Distributions: Common Shareholders	(206,658,100)	(187,196,832)

CAPITAL SHARE TRANSACTIONS:
Dividends reinvested	3,826,714	7,871,165
Shares sold, net of offering costs (Note 4)	96,222,431	281,005,730
Net Increase in Net Assets from Capital Share Transactions	100,049,145	288,876,895

Net Increase in Net Assets Applicable to Common Shareholders	662,537,298	966,972,202

NET ASSETS:
Beginning of period	2,860,740,800	1,893,768,598
End of period	$3,523,278,098	$2,860,740,800

See Accompanying Notes to Financial Statements.

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Reaves Utility Income Fund	Statement of Cash Flows

For the year ended October 31, 2025

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$769,146,253
Adjustments to reconcile increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(1,605,374,704)
Proceeds from disposition of investment securities	1,426,366,097
Net sales of short-term investment securities	34,463,107
Net realized (gain)/loss on:
Investments	(181,508,374)
Net change in unrealized (appreciation)/depreciation on:
Investments	(558,476,682)
(Increase)/Decrease in assets:
Dividends receivable	(11,223)
Interest receivable	204,439
Increase/(Decrease) in liabilities:
Interest payable on loan outstanding	144,340
Investment advisory fees payable	443,940
Administration fees payable	84,737
Trustee fees payable	2,228
Variation margin payable on interest rate swaps	17,953
Accrued expenses and other payables	5,035
Net Cash Used in Operating Activities	(114,492,854)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from bank borrowing	$225,000,000
Proceeds from sales of shares, net of offering costs	96,667,354
Cash distributions paid on common shares	(202,831,386)
Net Cash Provided by Financing Activities	118,835,968

Net increase in cash and restricted cash	4,343,114
Cash and restricted cash, beginning balance	$—
Cash and restricted cash, ending balance	$4,343,114

SUPPLEMENTAL DISCLOSURE OF CASHFLOW INFORMATION
Cash paid for interest on loan outstanding during the period was:	$37,522,081
Non-cash financing activities not included in herein consist of reinvestment of distributions of:	3,826,714

RECONCILIATION OF BEGINNING BALANCE OF RESTRICTED AND UNRESTRICTED CASH TO STATEMENT OF ASSETS AND LIABILITIES
Cash	$—
Deposit with broker for interest rate swaps	—

See Accompanying Notes to Financial Statements.

Annual Report | October 31, 2025	15

Reaves Utility Income Fund	Statement of Cash Flows

For the year ended October 31, 2025

RECONCILIATION OF ENDING BALANCE OF RESTRICTED AND UNRESTRICTED CASH TO STATEMENT OF ASSETS AND LIABILITIES
Cash	$—
Deposit with broker for interest rate swaps	4,343,114

See Accompanying Notes to Financial Statements.

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Reaves Utility Income Fund	Financial Highlights

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

OPERATING PERFORMANCE:
Net asset value — Beginning of Period
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Net Increase/(Decrease) from Operations Applicable to Common Shareholders
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Distributions from net investment income
Distributions from net realized capital gains
Total Distributions Paid to Common Shareholders
CAPITAL SHARE TRANSACTIONS:
Change due to rights offering(b)
Common share offering costs charged to paid-in capital
Total Capital Share Transactions
Common Share Net Asset Value — End of Period
Common Share Market Price — End of Period
Total Return, Net Asset Value(d)
Total Return, Market Price(d)
RATIOS AND SUPPLEMENTAL DATA
Net Assets Applicable to Common Shareholders, End of Period (000s)
Ratio of operating expenses to average net assets attributable to common shares
Ratio of operating expenses, excluding interest, to average net assets attributable to common shares
Ratio of net investment income to average net assets attributable to common shares
Portfolio turnover rate
BORROWINGS AT END OF PERIOD
Aggregate Amount Outstanding (000s)
Asset Coverage Per $1,000(e)

See Accompanying Notes to Financial Statements.

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Reaves Utility Income Fund	Financial Highlights

For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021

$32.60	$24.53	$27.71	$33.09	$30.77

0.32	0.49	0.55	0.51	0.57
8.25	9.86	(1.45)	(3.61)	3.95
8.57	10.35	(0.90)	(3.10)	4.52

(0.25)	(0.46)	(0.53)	(0.53)	(0.57)
(2.07)	(1.82)	(1.75)	(1.75)	(1.63)
(2.32)	(2.28)	(2.28)	(2.28)	(2.20)

—	—	—	—	—
0.00(c)	0.00(c)	0.00(c)	0.00(c)	0.00(c)
0.00(c)	0.00(c)	0.00(c)	0.00(c)	0.00(c)
$38.85	$32.60	$24.53	$27.71	$33.09
$38.22	$32.52	$24.56	$27.62	$33.96
27.30%	44.18%	(3.83% )	(10.05% )	14.92%
25.54%	43.65%	(3.40% )	(12.64% )	15.39%

$3,523,278	$2,860,741	$1,893,769	$1,994,717	$2,158,053
2.09%	2.43%	2.32%	1.42%	1.23%

0.88%	0.93%	0.94%	1.04%	1.05%
0.90%	1.79%	1.98%	1.60%	1.70%
37%	51%	32%	37%	20%

$875,000	$650,000	$520,000	$500,000	$450,000
5,027	5,401	4,642	4,989	5,796

See Accompanying Notes to Financial Statements.

Annual Report | October 31, 2025	19

Reaves Utility Income Fund	Financial Highlights

OPERATING PERFORMANCE:
Net asset value — Beginning of Period
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Net Increase/(Decrease) from Operations Applicable to Common Shareholders
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Distributions from net investment income
Distributions from net realized capital gains
Total Distributions Paid to Common Shareholders
CAPITAL SHARE TRANSACTIONS:
Change due to rights offering(b)
Common share offering costs charged to paid-in capital
Total Capital Share Transactions
Common Share Net Asset Value — End of Period
Common Share Market Price — End of Period
Total Return, Net Asset Value(d)
Total Return, Market Price(d)
RATIOS AND SUPPLEMENTAL DATA
Net Assets Applicable to Common Shareholders, End of Period (000s)
Ratio of operating expenses to average net assets attributable to common shares
Ratio of operating expenses, excluding interest, to average net assets attributable to common shares
Ratio of net investment income to average net assets attributable to common shares
Portfolio turnover rate
BORROWINGS AT END OF PERIOD
Aggregate Amount Outstanding (000s)
Asset Coverage Per $1,000(e)

See Accompanying Notes to Financial Statements.

www.utilityincomefund.com	20

Reaves Utility Income Fund	Financial Highlights

For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016

$36.52	$31.74	$33.14	$32.53	$30.29

0.65	0.65	0.84	1.00	0.84
(4.24)	6.21	(0.25)	3.87	3.89
(3.59)	6.86	0.59	4.87	4.73

(0.85)	(0.64)	(0.83)	(1.04)	(0.99)
(1.31)	(1.44)	(1.16)	(1.80)	(0.83)
(2.16)	(2.08)	(1.99)	(2.84)	(1.82)

—	—	0.00(c)	(1.42)	(0.67)
0.00(c)	—	—	—	—
0.00(c)	—	0.00(c)	(1.42)	(0.67)
$30.77	$36.52	$31.74	$33.14	$32.53
$31.45	$37.09	$30.36	$31.02	$30.00
(9.89% )	22.38%	2.39%	11.04%	14.31%
(9.32% )	29.94%	4.63%	12.70%	7.62%

$1,659,754	$1,779,985	$1,544,961	$1,612,865	$1,116,576
1.50%	2.06%	1.90%	1.66%	1.59%
1.09%	1.17%	1.10%	1.09%	1.14%
2.00%	1.93%	2.62%	2.97%	2.66%
38%	22%	24%	15%	34%

$345,000	$445,000	$445,000	$320,000	$320,000
5,811	5,000	4,472	6,040	4,489

See Accompanying Notes to Financial Statements.

Annual Report | October 31, 2025	21

Reaves Utility Income Fund	Financial Highlights

(a)	Calculated based on the average number of common shares outstanding during each fiscal period.
(b)	Effect of rights offerings for common shares at a price below market price.
(c)	Amount represents less than $0.005 per common share.
(d)

Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on common share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan.

(e)

Calculated by subtracting the Fund’s total liabilities (excluding the principal amount of Leverage Facility) from the Fund’s total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Accompanying Notes to Financial Statements.

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Reaves Utility Income Fund	Notes to Financial Statements

October 31, 2025

NOTE 1. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Reaves Utility Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company. The Fund was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated September 15, 2003. The Fund’s investment objective is to provide a high level of after-tax income and total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund is a diversified investment company for purpose of the 1940 Act. The Agreement and Declaration of Trust provides that the Board of Trustees (the “Board” or “Trustees”) may authorize separate classes of shares of beneficial interest. The Fund’s common shares are listed on the NYSE American LLC (the “Exchange”) and trade under the ticker symbol “UTG”.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”), which requires management to make estimates and assumptions of assets and liabilities that affect the reported amounts and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

During the year ended October 31, 2025, the Fund adopted FASB Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). An operating segment is a component of a Fund that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the Fund’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Portfolio Managers act as the Fund’s CODMs. The Fund is considered a single operating segment, and its performance and operating results are reviewed to make informed decisions regarding performance. The financial information provided to and reviewed by the CODM is presented within the Fund’s financial statements. Adoption of the new standard impacted the Fund’s financial statements note disclosures only, and did not affect the Fund’s financial position or the results of its operations.

Investment Valuation: Investments in the Fund are recorded at their estimated fair value. The net asset value per common share (“NAV”) of the Fund is determined no less frequently than daily, on each day that the Exchange is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The NAV is determined by dividing the value of the Fund’s total assets less its liabilities by the number of shares outstanding.

The Board has established the following procedures for valuation of the Fund’s asset values under normal market conditions. For domestic equity securities, foreign equity securities and funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of a domestic and foreign equity security not traded on an exchange, or if such closing prices are not otherwise available, the mean of the closing bid and ask price will be used. The fair value for debt obligations is generally the evaluated mean price supplied by the Fund’s primary and/or secondary independent third-party pricing service, approved by the Board. An evaluated mean is considered to be a daily fair valuation price which may use a matrix, formula or other objective method that takes into consideration various factors, including, but not limited to: structured product markets, fixed income markets, interest rate movements, new issue information, trading, cash flows, yields, spreads, credit quality and other pertinent information as determined by the pricing services evaluators and methodologists. If the Fund’s primary and/or secondary independent third-party pricing services are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker-dealers that make a market in the security. Investments in non-exchange traded funds are fair valued at their respective net asset values. Interest rate swaps are priced based on valuations provided by a Board approved independent third party pricing agent. If an interest rate swap price cannot be obtained from an independent third party pricing agent the Fund shall seek to obtain a bid price from at least one independent and/or executing broker.

Annual Report | October 31, 2025	23

Reaves Utility Income Fund	Notes to Financial Statements

October 31, 2025

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Fund’s investment adviser, Reaves Asset Management (“Reaves” or the “Adviser”), as the valuation designee with respect to the fair valuation of the Fund’s portfolio securities, subject to oversight by and periodic reporting to the Board. Fair valued securities are those for which market quotations are not readily available, including circumstances under which the Adviser determines that prices received are not reflective of their market values. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following: the fundamental business data relating to the issuer, borrower or counterparty; an evaluation of the forces which influence the market in which the investments are purchased and sold; the type, size and cost of the investment; the information as to any transactions in or offers for the investment; the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies; the coupon payments, yield data/cash flow data; the quality, value and saleability of collateral, if any, securing the investment; the business prospects of the issuer, borrower or counterparty, as applicable, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s, borrower’s or counterparty’s management; the prospects for the industry of the issuer, borrower or counterparty, as applicable, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; one or more non-affiliated independent broker quotes for the sale price of the portfolio security; and other relevant factors.

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 —	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 —	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

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Reaves Utility Income Fund	Notes to Financial Statements

October 31, 2025

Level 3 —	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the Fund’s investments in the fair value hierarchy as of October 31, 2025:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$4,219,261,036	$—	$—	$4,219,261,036
Limited Partnerships	141,612,992	—	—	141,612,992
Preferred Stocks	1,499,219	—	—	1,499,219
Special Purpose Acquisition Companies (SPACS)	26,160,000	—	—	26,160,000
Money Market Funds	3,233,084	—	—	3,233,084
TOTAL	$4,391,766,331	$—	$—	$4,391,766,331

Other Financial Instruments**
Interest Rate Swaps	$—	$(88,262)	$—	$(88,262)
TOTAL	$—	$(88,262)	$—	$(88,262)

*	For detailed descriptions and other security classifications, see the accompanying Statement of Investments.
**	Other financial instruments are derivative instruments reflected in the Statement of Investments.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of October 31, 2025 the Fund’s outstanding borrowings of $875,000,000 under its Credit Agreement are categorized as Level 2 within the fair value hierarchy.

Cash and Cash Equivalents: Cash and cash equivalents may include demand deposits and highly liquid investments, typically with original maturities of three months or less. Cash and cash equivalents are carried at cost, which approximates fair value.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day the Exchange is open into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the Exchange. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Distributions to Shareholders: The Fund intends to make a level distribution each month to common shareholders after payment of interest on any outstanding borrowings. The level distribution rate may be modified by the Board from time to time. Any net capital gains earned by the Fund are distributed at least annually. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income Taxes: The Fund’s policy is to comply with the provisions of the Code applicable to regulated investment companies (“RICs”) and to distribute all of its taxable income and gains to its shareholders. See Note 3.

Annual Report | October 31, 2025	25

Reaves Utility Income Fund	Notes to Financial Statements

October 31, 2025

Security Transactions and Investment Income: Security transactions are accounted for as of trade date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from investment transactions are determined using identified cost basis for both financial reporting and income tax purposes. Dividend income is recorded on the ex-dividend date, or as soon as information is available to the Fund. Distributions from real estate investment trusts (“REITs”) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. Distributions from Limited Partnerships (“LPs”) are recorded as income and return of capital based on information reported by the LPs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and LPs and actual amounts may differ from the estimated amounts.

Swap Agreements: The Fund may engage in swap agreements. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. The cash amount is reported on the Statement of Assets and Liabilities as Deposit with broker for interest rate swaps, which is held with one counterparty. The Fund may receive interest from the broker for any credit balance of the margin account relating to interest rate swaps. The interest received by the Funds, if any, is reported on the Statement of Operations as Interest – deposit with broker. Interest amounts receivable, if any, are reported on the Statement of Assets and Liabilities as Interest receivable – deposit with broker.

Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded daily within net change in unrealized appreciation/depreciation on swaps. Daily changes in valuation of centrally cleared swaps, if any, are reported as receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. The periodic interest payments received or made by the Fund are recorded on the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities.

Interest Rate Swap Contracts: The Fund invested in centrally cleared interest rate swap agreements during the year ended October 31, 2025. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero costs and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

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Reaves Utility Income Fund	Notes to Financial Statements

October 31, 2025

As of October 31, 2025, the effects of derivative instruments on the Statement of Assets and Liabilities were as follows:

Risk Exposure	Asset Derivatives Statement of Assets and Liabilities Location	Value
Interest Rate Contracts (Interest Rate Swaps)	Variation margin payable on interest rate swaps*	$21,763
Total		$21,763

* Only the current day’s net variation margin is reported within the Statement of Assets and Liabilities. The fair value reported in other tables in the financial statements in the amount of $(88,262) is the cumulative unrealized loss of centrally cleared swaps.

For the year ended October 31, 2025, the effects of derivative instruments on the Statement of Operations were as follows:

Risk Exposure	Statement of Operations Location	Realized Gain/ (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Interest Rate Contracts (Interest Rate Swaps)	Net realized gain/(loss) on interest rate swaps/Net change in unrealized depreciation on interest rate swaps	$1,051,376	$(88,262)
Total		$1,051,376	$(88,262)

The average notional value of interest rate swap contracts for the period in which the Fund held interest rate swap contracts was $222,428,571 during the year ended October 31, 2025.

NOTE 2. RISKS

The Fund may have elements of risk, including the risk of loss of equity. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more broadly diversified investment.

Concentration Risk. The Fund invests a significant portion of its total assets in securities of utility companies, which may include companies in the electric, gas, water, and telecommunications sectors, as well as other companies engaged in other infrastructure operations. This may make the Fund particularly susceptible to adverse economic, political or regulatory occurrences affecting those sectors. As concentration of the Fund’s investments in a sector increases, so does the potential for fluctuation in the net asset value of common shares.

Annual Report | October 31, 2025	27

Reaves Utility Income Fund	Notes to Financial Statements

October 31, 2025

Risk of Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Market Disruption and Geopolitical Risk. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, wars, the imposition on tariffs, conflicts and social unrest, may occur and could significantly impact issuers, industries, governments and other systems, including the financial markets. The value of the Fund’s investment may decrease as a result of such events, particularly if these events adversely impact the operations and effectiveness of the Adviser or other key service providers.

NOTE 3. INCOME TAXES AND TAX BASIS INFORMATION

The Fund complies with the requirements under Subchapter M of the Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the year ended October 31, 2025, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefit as income tax expense in the Statement of Operations. During the year ended October 31, 2025, the Fund did not incur any interest or penalties.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of the distributions paid by the Fund were as follows:

For the Year Ended October 31, 2025
Distributions Paid From:
Ordinary Income	$21,888,921
Long-Term Capital Gain	184,769,179
Total	$206,658,100

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Reaves Utility Income Fund	Notes to Financial Statements

October 31, 2025

For the Year Ended October 31, 2024
Distributions Paid From:
Ordinary Income	$35,804,983
Long-Term Capital Gain	151,391,849
Total	$187,196,832

As of October 31, 2025, the components of distributable earnings on a tax basis were as follows:

Accumulated Capital Gain	$10,452,283
Unrealized Appreciation	1,078,742,355
Total	$1,089,194,638

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under U.S. GAAP. Accordingly, for the year ended October 31, 2025, certain differences were reclassified. The Fund increased total distributable earnings by $8,169 and decreased paid-in capital by $8,169.

The tax basis components of capital differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences primarily arising from wash sale loss deferrals, investments in partnerships, the tax treatment of swaps and investments in passive foreign investment companies.

As of October 31, 2025, net unrealized appreciation/depreciation of investments (including derivatives) based on federal tax cost were as follows:

Gross appreciation (excess of value over tax cost)	$1,251,209,273
Gross depreciation (excess of tax cost over value)	(172,466,918)
Net unrealized appreciation	$1,078,742,355
Cost of investments for income tax purposes	$3,312,935,713

NOTE 4. CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized.

The Fund has a registration statement on file with the SEC (the “Shelf Registration Statement”), pursuant to which the Fund may offer common shares, from time to time, in one or more offerings, up to a maximum aggregate offering price of $900,000,000 on terms to be determined at the time of the offering.

On September 5, 2024, the Fund entered into a distribution agreement (the “Distribution Agreement”) with Paralel Distributors LLC (“Paralel Distributors”), pursuant to which the Fund may offer and sell up to 10,000,000 of the Fund’s common shares from time to time through Paralel Distributors and a sub-placement agent in transactions deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended.

During the year ended October 31, 2025, 2,809,544 common shares were sold totaling $96,222,431 in proceeds to the Fund, net of offering costs of $42,769. For the shares sold during the year ended October 31, 2025, commissions totaling $972,390 were paid, of which $194,478 was retained by Paralel Distributors with the remainder paid to a sub-placement agent.

Annual Report | October 31, 2025	29

Reaves Utility Income Fund	Notes to Financial Statements

October 31, 2025

Offering costs paid as a result of the Fund’s Shelf Registration Statement but not yet incurred as of October 31, 2025 are $391,704 and are reflected on the Statement of Assets and Liabilities as prepaid offering costs. Offering costs are charged to paid-in-capital upon the issuance of shares. For the year ended October 31, 2025, the Fund deducted $42,769 of offering costs from paid-in capital.

Transactions in common shares were as follows:

	Year Ended October 31, 2025	Year Ended October 31, 2024
Common Shares outstanding - beginning of period	87,765,422	77,203,272
Common Shares issued from sale of shares	2,809,544	10,275,816
Common Shares issued as reinvestment of dividends	107,886	286,334
Common Shares outstanding - end of period	90,682,852	87,765,422

NOTE 5. BORROWINGS

The Fund has entered into a Credit Agreement with State Street Bank and Trust Company. Under the terms of the Credit Agreement, the Fund is allowed to borrow up to $1,000,000,000 (“Commitment Amount”). For the period November 1, 2024 to November 18, 2024, the Commitment Amount was $650,000,000. For the period November 19, 2024 to August 17, 2025, the Commitment Amount was $800,000,000. Effective August 18, 2025, the Commitment Amount was increased to $1,000,000,000. Interest is charged at a rate of the one month SOFR (“Secured Overnight Financing Rate”) plus 0.65%. Borrowings under the Credit Agreement are secured by all or a portion of assets of the Fund that are held by the Fund’s custodian in a memo-pledged account (the “pledged collateral”). Under the terms of the Credit Agreement, a commitment fee applies when the amount outstanding is less than 80% of the Commitment Amount. This commitment fee is equal to 0.15% times the Commitment Amount less the amount outstanding under the Credit Agreement and is computed daily and payable quarterly in arrears. The Fund, on at least three business days’ written notice, may terminate the Credit Agreement or reduce the Commitment Amount. On at least 360 days’ notice to the Fund, State Street Bank and Trust Company may reduce or terminate the Commitment Amount.

For the year ended October 31, 2025, the average amount borrowed under the Credit Agreement was $742,410,959, at an average rate of 5.01%. As of October 31, 2025, the amount of outstanding borrowings was the maximum amount of $875,000,000, the interest rate was 4.63% and the value of pledged collateral was $1,750,002,345.

NOTE 6. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the year ended October 31, 2025, aggregated to $1,605,552,413 and $1,424,187,858, respectively.

NOTE 7. MANAGEMENT FEES, ADMINISTRATION FEES AND TRANSACTIONS WITH AFFILIATES

Reaves serves as the Fund’s investment adviser pursuant to an Investment Advisory and Management Agreement (the “Advisory Agreement”) with the Fund. As compensation for its services to the Fund, Reaves receives an annual investment advisory fee of 0.575% on assets up to and including $2.5 billion and 0.525% on assets over $2.5 billion based on the Fund’s average daily total assets, computed daily and payable monthly.

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Reaves Utility Income Fund	Notes to Financial Statements

October 31, 2025

Paralel Technologies LLC (“Paralel”), an affiliate of Paralel Distributors, serves as the Fund’s administrator pursuant to an administration and fund accounting agreement (the “Administration Agreement”) with the Fund. As compensation for its services to the Fund, Paralel receives an annual administration fee based on the Fund’s average daily total assets, computed daily and payable monthly. Administrative and fund accounting fees paid by the Fund for the year ended October 31, 2025 are disclosed in the Statement of Operations, under Administration fees. From its fees, Paralel pays all routine operating expenses incurred by the Fund with the exception of advisory fees; taxes and governmental fees; expenses related to portfolio transactions and management of the portfolio; expenses associated with secondary offerings of shares; trustee fees and expenses; expenses associated with tender offers and other share repurchases; and other extraordinary expenses.

NOTE 8. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Annual Report | October 31, 2025	31

Reaves Utility Income Fund	Additional Information

October 31, 2025 (Unaudited)

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of Common Shares elects to receive cash by contacting SS&C Global Investor & Distribution Solutions, Inc. (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re- invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open- Market Purchases”) on the NYSE American LLC or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open- Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open- Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date, provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

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Reaves Utility Income Fund	Additional Information

October 31, 2025 (Unaudited)

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, SS&C Global Investor & Distribution Solutions, Inc., 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105.

FUND PROXY VOTING POLICIES & PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-644-5571, or on the Fund’s website at https://www.utilityincomefund.com. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12- month period ended June 30 is also available without charge upon request by calling toll-free 1-800-644-5571, on the SEC’s website at https://www.sec.gov, or the Fund’s website.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Copies of the Fund’s Forms N-PORT are available on the Commission’s website at https://www.sec.gov. Quarterly Holdings statements as of the first and third quarter of each fiscal year and information on the Fund’s Forms N-PORT, are available on the Fund’s website at https://www.utilityincomefund.com, and are available without a charge, upon request, by contacting the Fund at 1-800-644-5571.

Annual Report | October 31, 2025	33

Reaves Utility Income Fund	Additional Information

October 31, 2025 (Unaudited)

PRIVACY STATEMENT

Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Board established the following policy regarding information about the Fund’s shareholders. We consider shareholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, “Personal Information”)) about shareholders from transactions in Fund shares. The Fund will not release Personal Information about current or former shareholders unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former shareholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain shareholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fund-related solicitation. When Personal Information is shared with the Fund’s business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards Regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with federal standards to safeguard Personal Information.

TAX INFORMATION

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2024 qualified dividend income (“QDI”) and as qualifying for the corporate dividends received deduction (“DRD”):

	QDI	DRD
Reaves Utility Income Fund	86.87%	93.07%

In early 2025, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2024 via Form 1099. The Fund will notify shareholders in early 2026 of amounts paid to them by the Fund, if any, during the calendar year 2025.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund designated $184,769,179 as long-term capital gain distribution for the year ended October 31, 2025.

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Reaves Utility Income Fund	Additional Information

October 31, 2025 (Unaudited)

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year- to-date cumulative distribution amount per share for the Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099- DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Total Cumulative Distributions for the fiscal year ended October 31, 2025				% Breakdown of the Total Cumulative Distributions for the fiscal year ended October 31, 2025
Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
$0.35658	$1.65405	$0.30937	$2.32000	15.37%	71.29%	13.34%	100.00%

The Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the distribution or from the terms of the Fund’s Plan.

Annual Report | October 31, 2025	35

Reaves Utility Income Fund	Trustees & Officers

October 31, 2025 (Unaudited)

The following table includes information regarding the Fund’s trustees and officers, and their principal occupations and other affiliations during the past five years. The address for all trustees is 1700 Broadway, Suite 2100, Denver, CO 80290. The “independent trustees” consist of those trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act.

NON-INTERESTED TRUSTEES

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee or Nominee(3)
Mary K. Anstine Birth Year: 1940	Trustee	Since Inception*	Ms. Anstine is also a trustee of A.V. Hunter Trust. Ms. Anstine was formerly a Director of the Bank of Colorado (later purchased and now known as Northern Trust Bank), and a member of The American Bankers Association and Trust Executive Committee.	1	Ms. Anstine is a Trustee of Financial Investors Trust (13 funds)
Jeremy W. Deems Birth Year: 1976	Chairman and Trustee	Chairman Since 2017 Trustee Since 2008***	Mr. Deems is the Co- Founder, Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment adviser, and Co-Portfolio Manager of the AXS Green Alpha ETF. Prior to joining Green Alpha Advisors, Mr. Deems was Chief Financial Officer and Treasurer of Forward Management, LLC, ReFlow Management, Co. LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company from 2004 to 2007.	1	Mr. Deems is a Trustee of ALPS ETF Trust (23 funds); Financial Investors Trust (13 funds); and ALPS Variable Investment Trust (7 funds).
Michael F. Holland Birth Year: 1944	Trustee	Since Inception*	Mr. Holland is Chairman of Holland & Company, an investment management company.	1	None

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Reaves Utility Income Fund	Trustees & Officers

October 31, 2025 (Unaudited)

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee or Nominee(3)
JoEllen L. Legg Birth Year: 1961	Trustee	Since 2022***	Ms. Legg was formerly Counsel with Practus, LLP, a law firm (2017- 2019). Prior to this, Ms. Legg served as Vice President and Assistant General Counsel with ALPS Fund Services, Inc., an administrator and transfer agent, and of ALPS Distributors, Inc. a broker-dealer, and as Senior Counsel with Adelphia Communications Corporation, public cable company, and held Associate positions at Fried Frank, Harris, Shriver & Jacobson, LLP and Patton Boggs LLP, law firms.	1	Ms. Legg is a Trustee of Principal Real Estate Income Fund (1 fund).
E. Wayne Nordberg Birth Year: 1938	Trustee	Since 2012**	Mr. Nordberg is currently the Chairman and Co-Chief Investment Officer of Hollow Brook Wealth Management, LLC, a private investment management firm and is a Director/Trustee for Riley Exploration Permian. Mr. Nordberg was formerly a Senior Director at Ingalls & Snyder LLC, a privately owned registered investment adviser.	1	Mr. Nordberg is a Director/ Trustee for Riley Exploration Permian.

Annual Report | October 31, 2025	37

Reaves Utility Income Fund	Trustees & Officers

October 31, 2025 (Unaudited)

OFFICERS

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee or Nominee(3)
Joseph Rhame, III Birth Year: 1981	President	President Since 2021	Mr. Rhame is currently the CEO at Reaves Asset Management and prior to 2019 was Portfolio Manager and Analyst at Reaves.	N/A	N/A
Jill Kerschen Birth Year: 1975	Treasurer	Treasurer Since 2022

Ms. Kerschen joined Paralel in 2021 and is currently Director of Client Engagement. Prior to joining Paralel she was Vice President at ALPS Advisors, Inc. from 2019 to 2021 and from 2013 to 2019 she served as Vice President and Fund Controller at ALPS Fund Services, Inc.

				N/A	N/A
Bradley J. Swenson Birth Year: 1972	Chief Compliance Officer	Chief Compliance Officer Since 2022

Mr. Swenson is President and Chief Compliance Officer, Paralel Distributors LLC, since May 2022; Chief Compliance Officer, Paralel Technologies, since May 2022; President, TruePeak Consulting, LLC, since August 2021; President, ALPS Fund Services, Inc. (“ALPS”) June 2019 to June 2021; Chief Operating Officer, ALPS 2015 to 2019.

				N/A	N/A

www.utilityincomefund.com	38

Reaves Utility Income Fund	Trustees & Officers

October 31, 2025 (Unaudited)

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee or Nominee(3)
Christopher Moore Birth Year: 1984	Secretary	Secretary Since 2022

Mr. Moore is General Counsel of Paralel Technologies LLC and Paralel Advisors LLC since 2021. Mr. Moore served as Deputy General Counsel and Legal Operations Manager of RiverNorth Capital Management, LLC from 2020-2021; VP and Senior Counsel of ALPS Fund Services, Inc. from 2016- 2020.

				N/A	N/A

(1)	The Trust commenced operations on February 24, 2004. The Trust’s Board of Trustees is divided into three classes, each class serves for a term of three years. Each year the term of office of one class expires and the successors elected to such class serve for a term of three years.

*	Term expires at the Trust’s 2026 Annual Meeting of Shareholders.
**	Term expires at the Trust’s 2027 Annual Meeting of Shareholders.
***	Term expires at the Trust’s 2028 Annual Meeting of Shareholders.

(2)	The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services; or have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

(3)	The numbers enclosed in the parentheticals represent the number of funds overseen in each respective directorship held by the Trustee.

The SAI includes additional information about the Trustees of the Registrant and may be obtained without charge by writing to the Fund at its address at 1700 Broadway, Suite 2100, Denver, Colorado 80290 or by calling the Fund toll-free at (800) 644-5571.

Annual Report | October 31, 2025	39

Reaves Utility Income Fund	Summary of Fund Expenses

October 31, 2025 (Unaudited)

The following information is intended to assist investors in understanding the fees and expenses (annualized) that an investor in common shares of the Fund would bear, directly or indirectly. The table is based on the capital structure of the Fund for the fiscal year ended October 31, 2025. The following table should not be considered a representation of the Fund’s future expenses. Actual expenses may be greater or less than those shown below. Interest payments on borrowings are included in the total annual expenses of the Fund.

Shareholder Transaction Expenses (as a percentage of offering price)
Sales Load(a)	–%
Offering Expenses Borne by Common Shareholders(a)	–%
Dividend Reinvestment Plan Fees(b)	None
Annual Expenses	Percentage of Net Assets Attributable to Common Shares
Investment Advisory Fees(c)	0.69%
Interest Payments on Borrowed Funds(d)	1.21%
Other Expenses(e)	0.19%
Acquired Fund Fees & Expenses	0.00%(f)
Total Annual Fund Operating Expenses	2.09%

(a)

If common shares are sold to or through underwriters, the applicable prospectus supplement will set forth any applicable sales load and the estimated offering expenses borne by the Fund. Under the Fund’s effective registration statement (“Shelf Registration Statement”), as of October 31, 2025, the Fund had commenced an offering of its shares made at-the-market with a maximum sales load paid by investors of 1.00% of the offering price.

(b)

There will be no brokerage charges with respect to common shares of beneficial interest issued directly by the Fund under the dividend reinvestment plan. You will pay brokerage charges in connection with open market purchases or if you direct the plan agent to sell your common shares held in a dividend reinvestment account.

(c)	The investment advisory fee is charged as a percentage of the Fund’s average daily total assets.
(d)

Assumes the use of leverage in the form of borrowing under the Credit Agreement representing 19.88% of the Fund’s total assets as of October 31, 2025 (including any additional leverage obtained through the use of borrowed funds) at an average annual interest rate cost to the Fund of 5.01%.

(e)	Other Expenses are estimated based on estimated amounts for the current fiscal year.
(f)	Less than 0.005%.

Example

The purpose of the following table is to help a holder of common shares understand the fees and expenses that such holder would bear directly or indirectly. The following example illustrates the expenses that you would pay on a $1,000 investment in common shares of the Fund assuming (1) that the Fund incurs total annual expenses of 2.09% of its net assets in years 1 through 10 (assuming borrowing equal to 19.88% of the Fund’s total assets) and (2) a 5% annual return.

1 Year	3 Years	5 Years	10 Years
$21	$66	$113	$243

www.utilityincomefund.com	40

Reaves Utility Income Fund	Summary of Fund Expenses

October 31, 2025 (Unaudited)

The example should not be considered a representation of future expenses or rate of return. The example assumes that all dividends and distributions are reinvested at NAV. The Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

Annual Report | October 31, 2025	41

Reaves Utility Income Fund	Summary of Updated Information Regarding the Fund

October 31, 2025 (Unaudited)

The following information in this annual report is a summary of certain information about the Fund and changes since the most recent annual report dated October 31, 2024 (the “prior disclosure date”). This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.

Investment Objective

There have been no material changes in the Fund’s investment objective since the prior disclosure date that have not been approved by shareholders. The Fund’s investment objective is to provide a high level of after-tax income and total return consisting primarily of tax-advantaged dividend income and capital appreciation.

Principal Investment Strategies.

There have been no material changes in the Fund’s Principal Investment Strategies and Policies since the prior disclosure date.

The Fund pursues its investment objective by investing at least 80% of its total assets in the securities of domestic and foreign companies involved to a significant extent in providing products, services or equipment for (i) the generation or distribution of electricity, gas or water, (ii) telecommunications activities or (iii) infrastructure operations, such as airports, toll roads and municipal services (“Utilities” or the “Utility Industry”).

A company will be deemed to be involved in the Utility Industry to a significant extent if at least 50% of its assets, gross income or profits are committed to or derived from activities in the areas described above. The remaining 20% of the Fund’s total assets may be invested in other securities including stocks, debt obligations and money market instruments, as well as certain derivative instruments (described below) and other investments.

As used in the Annual Report, as well as the Fund’s Prospectus Supplement and the accompanying Prospectus and Statement of Additional Information, the terms “debt securities” and “debt obligations” refer to bonds, debentures and similar long and intermediate term debt investments and do not include short-term fixed income securities such as money market instruments in which the Fund may invest temporarily pending investment of the proceeds of an offering and during periods of abnormal market conditions. The Fund may invest in preferred stocks and bonds of below investment grade quality (i.e., “junk bonds”).

Under normal market conditions, the Fund invests at least 80% of its total assets in dividend-paying common and preferred stocks of companies in the Utility Industry. In pursuing its objective, the Fund invests primarily in common and preferred stocks that pay dividends that qualify for federal income taxation at rates applicable to long-term capital gains (“tax-advantaged dividends”).

The Fund may invest in the securities of both domestic and foreign issuers, including those located in emerging market countries (i.e., a country not included in the MSCI World Index, a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets).

As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts, which evidence ownership in underlying foreign securities).

To date, the Fund’s derivatives usage has been limited to equity options, including writing covered calls, the purchase of calls and the sale of puts. Options may be used as both hedges against the value of existing holdings or as speculative trades as part of the Fund’s overall investment strategy.

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Reaves Utility Income Fund	Summary of Updated Information Regarding the Fund

October 31, 2025 (Unaudited)

In addition, the Fund may choose to use interest rate swaps (or options thereon) from time to time for hedging purposes. Although the Fund does not currently use interest rate swaps (or options thereon), the Fund may do so in the future, depending on the interest rate outlook of W.H. Reaves & Co., Inc. (dba Reaves Asset Management), (the “Adviser” or “Reaves”) and other factors. Such usage would be limited to no more than 20% of the Fund’s total assets. The Fund may choose to use other derivatives from time to time, as described in the Statement of Additional Information.

There is no assurance that the Fund will achieve its investment objective. Further, the Fund’s ability to pursue its investment objective, the value of the Fund’s investments and the Fund’s NAV may be adversely affected by changes in tax rates and policies. Because the Fund’s investment objective is to provide a high level of after-tax yield and total return consisting primarily of dividend and interest income and capital appreciation, the Fund’s ability to invest, and the attractiveness of investing in, equity securities that pay qualified dividend income in relation to other investment alternatives will be affected by changes in federal income tax laws and regulations, including changes in the qualified dividend income provisions. Any proposed or actual changes in such rates, therefore, can significantly and adversely affect the after-tax returns of the Fund’s investments in equity securities. Any such changes also could significantly and adversely affect the Fund’s NAV, as well as the Fund’s ability to acquire and dispose of equity securities at desirable returns and price levels and the Fund’s ability to pursue its investment objective. The Fund cannot assure you as to the portion, if any, of the Fund’s dividends that will be qualified dividend income.

Leverage

The Fund currently uses leverage through borrowing. More specifically, the Fund has entered into a credit agreement (the “Credit Agreement”) with State Street Bank and Trust Company (the “Bank”). As of October 31, 2025, the Fund had outstanding $875,000,000 in principal amount of borrowings from the Credit Agreement representing approximately 19.88% of the Fund’s total assets (including assets attributable to the Fund’s use of leverage). The Bank has the ability to terminate the Credit Agreement upon 360-days’ notice. The provisions of the 1940 Act further provide that the Fund may borrow or issue notes or debt securities in an amount up to 33 1/3% of its total assets or may issue preferred shares in an amount up to 50% of the Fund’s total assets (including the proceeds from leverage).

The Fund has no present intention of issuing preferred shares, although it has done so in the past and may choose to do so in the future.

The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes.

Leverage creates risks for common shareholders, including the likelihood of greater volatility of NAV and market price of, and dividends paid on, the common shares. There is a risk that fluctuations in the dividend rates on any preferred shares issued by the Fund may adversely affect the return to the common shareholders. If the income from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced.

Changes in the value of the Fund’s portfolio (including investments bought with the proceeds of the leverage program) will be borne entirely by the common shareholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the NAV per share to a greater extent than if the Fund were not leveraged.

Annual Report | October 31, 2025	43

Reaves Utility Income Fund	Summary of Updated Information Regarding the Fund

October 31, 2025 (Unaudited)

The issuance of a class of preferred shares or incurrence of borrowings having priority over the common shares creates an opportunity for greater return per common share, but at the same time such leveraging is a speculative technique in that it will increase the Fund’s exposure to capital risk. Unless the income and appreciation, if any, on assets acquired with leverage proceeds exceed the associated costs of the leverage program (and other Fund expenses), the use of leverage will diminish the investment performance of the common shares compared with what it would have been without leverage.

The fees received by Reaves and certain other service providers are based on the total assets of the Fund, including assets represented by leverage. During periods in which the Fund is using leverage, the fees paid to Reaves for investment advisory services (and separately, to Paralel for administrative services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s total assets, including proceeds from borrowings and the issuance of any preferred shares. Therefore, Reaves may have a financial incentive to use leverage, which creates a conflict of interest between Reaves and common shareholders. Reaves will seek to manage this conflict of interest by utilizing leverage only when they determine such action is in the best interests of the Fund. The Board of Trustees of the Fund (the “Board”) reviews the Fund’s leverage on a periodic basis, and the Fund’s use of leverage may be increased or decreased subject to the Board’s oversight and applicable law.

Under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “1940 Act”), the Fund is not permitted to issue preferred shares unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the NAV of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value.

To qualify for federal income taxation as a “regulated investment company,” the Fund must satisfy certain requirements relating to sources of its income and diversification of its assets, and must distribute in each taxable year at least 90% of its net investment income (including net interest income and net short-term gain). The Fund also will be required to distribute annually substantially all of its income and capital gain, if any, to avoid imposition of a nondeductible 4% federal excise tax.

The Fund’s willingness to issue new securities for investment purposes, and the amount the Fund will issue, depends on many factors, the most important of which are market conditions and interest rates.

There is no assurance that a leveraging strategy will be successful during any period in which it is employed.

The Fund may increase the amount of leverage following the completion of an offering, subject to applicable law.

www.utilityincomefund.com	44

Reaves Utility Income Fund	Summary of Updated Information Regarding the Fund

October 31, 2025 (Unaudited)

Effects of Leverage

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on total return on common shares, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund’s investment portfolio returns will be. In other words, the Fund’s actual returns may be greater or less than those appearing in the table below. The table further reflects the use of leverage as of October 31, 2025, representing approximately 19.88% of the Fund’s Total Assets and the Fund’s assumed annual leverage interest and fee rate of 5.01%.

Assumed Portfolio Return (Net of Expenses)	-10.00%	-5.00%	0.00%	5.00%	10.00%
Corresponding Common Share Total Return	-13.82%	-7.67%	-1.53%	4.61%	10.75%

Total return is composed of two elements—the dividends on common shares paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying the cost of leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As the table shows, leverage generally increases the return to common shareholders when portfolio return is positive or greater than the costs of leverage and decreases return when the portfolio return is negative or less than the costs of leverage.

During the time in which the Fund is using leverage, the amount of the fees paid to the Adviser for investment management services is higher than if the Fund did not use leverage because the fees paid are calculated based on the Fund’s Total Assets. This may create a conflict of interest between the Adviser, on the one hand, and common shareholders, on the other. Also, because the leverage costs are borne by the Fund at a specified interest rate, only the Fund’s common shareholders bear the cost of the Fund’s management fees and other expenses. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Risk Factors

Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Investors should consider the following risk factors and special considerations associated with investing in the Fund’s common shares:

Risks Associated with Offerings of Additional Common Shares. The voting power of current shareholders will be diluted to the extent that current shareholders do not purchase shares in any future offerings of shares or do not purchase sufficient shares to maintain their percentage interest. If the Fund is unable to invest the proceeds of such offering as intended, the Fund’s per common share distribution may decrease and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned. If the Fund sells common shares at a price below NAV pursuant to the consent of shareholders, shareholders will experience a dilution of the aggregate NAV per common share because the sale price will be less than the Fund’s then-current NAV per common share. Similarly, were the expenses of the offering to exceed the amount by which the sale price exceeded the Fund’s then current NAV per common share, shareholders would experience a dilution of the aggregate NAV per common share. This dilution will be experienced by all shareholders, irrespective of whether they purchase common shares in any such offering.

Annual Report | October 31, 2025	45

Reaves Utility Income Fund	Summary of Updated Information Regarding the Fund

October 31, 2025 (Unaudited)

Additional Risks of Rights. There are additional risks associated with an offering of subscription rights to purchase common shares (“Rights”). Shareholders who do not exercise their Rights may, at the completion of such an offering, own a smaller proportional interest in the Fund than if they exercised their Rights. As a result of such an offering, a shareholder may experience dilution in NAV per share if the subscription price per share is below the NAV per share on the expiration date. If the subscription price per share is below the NAV per share of the Fund’s common shares on the expiration date, a shareholder will experience an immediate dilution of the aggregate NAV of such shareholder’s common shares if the shareholder does not participate in such an offering and the shareholder will experience a reduction in the NAV per share of such shareholder’s common shares whether or not the shareholder participates in such an offering. Such a reduction in NAV per share may have the effect of reducing market price of the common shares. The Fund cannot state precisely the extent of this dilution (if any) if the shareholder does not exercise such shareholder’s Rights because the Fund does not know what the NAV per share will be when the offer expires or what proportion of the Rights will be exercised. If the subscription price is substantially less than the then current NAV per common share at the expiration of a rights offering, such dilution could be substantial. Any such dilution or accretion will depend upon whether (i) such shareholders participate in the rights offering and (ii) the Fund’s NAV per common share is above or below the subscription price on the expiration date of the rights offering. In addition to the economic dilution described above, if a Common Shareholder does not exercise all of their rights, the Common Shareholder will incur voting dilution as a result of this rights offering. This voting dilution will occur because the Common Shareholder will own a smaller proportionate interest in the Fund after the rights offering than prior to the rights offering. There is a risk that changes in market conditions may result in the underlying common shares purchasable upon exercise of the subscription rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the subscription rights. If investors exercise only a portion of the rights, the number of common shares issued may be reduced, and the common shares may trade at less favorable prices than larger offerings for similar securities. Subscription rights issued by the Fund may be transferable or non-transferable rights. In a non-transferable rights offering, Common Shareholders who do not wish to exercise their rights will be unable to sell their rights. In a transferrable rights offering, the Fund will use its best efforts to ensure an adequate trading market for the rights; however, investors may find that there is no market to sell rights they do not wish to exercise.

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in common shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Fund anticipates using leverage, which will magnify the Fund’s investment, market and certain other risks. The common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Issuer Risk. The value of common and preferred stocks may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Income Risk. The income that common shareholders receive from the Fund is based primarily on the dividends and interest it earns from its investments, which can vary widely over the short and long- term. If prevailing market interest rates drop, distribution rates of the Fund’s holdings and common shareholder’s income from the Fund could drop as well. The Fund’s income also would likely be affected adversely if prevailing short-term interest rates increase and the Fund is utilizing leverage.

Leverage Risk. Described in the “Leverage” and “Effects of Leverage” sections above.

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Reaves Utility Income Fund	Summary of Updated Information Regarding the Fund

October 31, 2025 (Unaudited)

Tax Risk. The Fund’s investment program and the tax treatment of Fund distributions may be affected by Internal Revenue Service (“IRS”) interpretations of the Internal Revenue Code of 1986, as amended (the “Code”), future changes in tax laws and regulations. There can be no assurance that any portion of the Fund’s income distributions will not be fully taxable as ordinary income. The Fund’s ability to pursue its investment objective, the value of the Fund’s investments and the Fund’s NAV may be adversely affected by changes in tax rates and policies. Because the Fund’s investment objective is to provide a high level of after-tax yield and total return consisting primarily of dividend and interest income and capital appreciation, the Fund’s ability to invest, and the attractiveness of investing in, equity securities that pay qualified dividend income in relation to other investment alternatives will be affected by changes in federal income tax laws and regulations, including changes in the qualified dividend income provisions. Any proposed or actual changes in such rates, therefore, can significantly and adversely affect the after-tax returns of the Fund’s investments in equity securities. Any such changes also could significantly and adversely affect the Fund’s NAV, as well as the Fund’s ability to acquire and dispose of equity securities at desirable returns and price levels and the Fund’s ability to pursue its investment objective. The Fund cannot assure you as to the portion, if any, of the Fund’s dividends that will be qualified dividend income. Further, in order to avoid corporate income tax at the level of the Fund, it must qualify each year as a regulated investment company under the Code.

Sector/Industry Risk. The “Utility Industry” generally includes companies involved in providing products, services or equipment for (i) the generation or distribution of electricity, gas or water, (ii) telecommunications activities or (iii) infrastructure operations, such as airports, toll roads and municipal services. The Fund invests a significant portion of its total assets in securities of utility companies, which may include companies in the electric, gas, water, telecommunications sectors, as well as other companies engaged in other infrastructure operations. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting those sectors. As concentration of the Fund’s investments in a sector increases, so does the potential for fluctuation in the NAV of common shares.

Risks that are intrinsic to utility companies include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasional reduced availability and high costs of natural gas and other fuels, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials, the disposal of radioactive wastes, shutdown of facilities or release of radiation resulting from catastrophic events, disallowance of costs by regulators which may reduce profitability, and changes in market structure that increase competition.

In many regions, including the United States, the Utility Industry is experiencing increasing competitive pressures, primarily in wholesale markets, as a result of consumer demand, technological advances, greater availability of natural gas with respect to electric utility companies and other factors. For example, the Federal Energy Regulatory Commission (the “FERC”) has implemented regulatory changes to increase access to the nationwide transmission grid by utility and non-utility purchasers and sellers of electricity. A number of countries, including the United States, are considering or have implemented methods to introduce and promote retail competition. Changes in regulation may result in consolidation among domestic utilities and the disaggregation of many vertically integrated utilities into separate generation, transmission and distribution businesses. As a result, additional significant competitors could become active in certain parts of the Utility Industry.

Annual Report | October 31, 2025	47

Reaves Utility Income Fund	Summary of Updated Information Regarding the Fund

October 31, 2025 (Unaudited)

Due to the high costs of developing, constructing, operating and distributing assets and facilities many utility companies are highly leveraged. As such, movements in the level of interest rates may affect the returns from these assets.

Concentration Risk. The Fund’s investments will be concentrated in the Utility industry. The focus of the Fund’s portfolio on this sector may present more risks than if the Fund’s portfolio were broadly spread over numerous sectors of the economy. A downturn in this sector (or any sub-sectors within it) would have a larger impact on the Fund than on an investment company that does not concentrate solely in this specific sector (or in specific sub-sectors). At times, the performance of companies in the Utility industry (or a specific sub-sector) may lag the performance of other sectors or the broader market as a whole.

Common Stock Risk. The Fund will have substantial exposure to common stocks. Although common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including actual or perceived changes in the financial condition or performance of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuer occur. Common stock is subordinated to preferred stock and debt in a company’s capital structure with respect to priority in the right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Foreign Securities Risk. Investments in securities of non-U.S. issuers will be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues. Additionally, issuers of non-U.S. securities are usually not subject to the same degree of regulation as U.S. issuers. Financial reporting, legal, corporate governance, accounting and auditing standards of foreign (non-U.S.) countries differ, in some cases significantly, from U.S. standards. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of the Fund’s securities. The imposition of sanctions and other similar measures could impact the Fund’s portfolio holdings by, among other things, reducing their value and/or liquidity or causing a downgrade in credit ratings. In addition, these measures could result in currency devaluation or volatility, increased market volatility, and/ or economic disruptions in the sanctioned country or throughout the world. It may also be more difficult to obtain and enforce a judgment against a non-U.S. issuer. Foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments. The risks of foreign investing may be magnified for investments in issuers located in emerging market countries.

To the extent the Fund invests in depositary receipts, the Fund will be subject to many of the same risks as when investing directly in non-U.S. securities. The holder of an unsponsored depositary receipt may have limited voting rights and may not receive as much information about the issuer of the underlying securities as would the holder of a sponsored depositary receipt.

www.utilityincomefund.com	48

Reaves Utility Income Fund	Summary of Updated Information Regarding the Fund

October 31, 2025 (Unaudited)

Foreign Currency Risk. Investments in securities that trade in and receive revenues in foreign currencies are subject to the risk that those currencies will fluctuate in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Fund and denominated in those currencies. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, any amounts not recovered will reduce the income received by the Fund, and may reduce distributions to common shareholders. These risks are generally heightened for investments in emerging market countries.

Small and Mid-Cap Stock Risk. The Fund may invest in companies of any market capitalization. The Fund considers small companies to be those with a market capitalization up to $2 billion and medium-sized companies to be those with a market capitalization between $2 billion and $10 billion. Smaller and medium-sized company stocks may be more volatile than, and perform differently from, larger company stocks. There may be less trading in the stock of a smaller or medium-sized company, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller and medium-sized companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller or medium-sized company’s stock price than is the case for a larger company. As a result, the purchase or sale of more than a limited number of shares of a small or medium-sized company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium-sized company stocks may not be well known to the investing public and may be held primarily by insiders or institutional investors.

Non-Investment Grade Securities Risk. Investments in securities of below investment grade quality, if any, are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, preferred stocks and bonds of below investment grade quality (also known as “junk bonds”) entail greater potential price volatility and risk of loss, particularly under adverse market or economic conditions, and may be less liquid than higher-rated securities. Issuers of below investment grade quality preferred stocks and bonds are more likely to default on their payments of dividends/interest and liquidation value/principal owed to the Fund, and such defaults will reduce the Fund’s NAV and income distributions.

Interest Rate Risk. Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will fluctuate in value because of changes (or the anticipation of such changes) in market interest rates. When interest rates rise the market value of such securities generally will fall. An investment by the Fund in preferred stocks or fixed-rate debt securities means that the NAV and price of the common shares may decline if market interest rates rise. In typical interest rate environments, the prices of longer term debt securities generally fluctuate more than the prices of shorter-term debt securities as interest rates change. During periods of declining interest rates, an issuer of preferred stock or fixed-rate debt securities may exercise its option to redeem securities prior to maturity, forcing the Fund to reinvest in lower yielding securities. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security’s duration, and reduce the value of the security. The value of the Fund’s common stock investments may also be influenced by changes in interest rates, which can be sudden, significant and frequent.

Credit Risk. Credit risk is the risk that an issuer of a preferred or debt security will become unable or unwilling to meet its obligation to make dividend, interest and principal payments. In general, lower rated preferred or debt securities carry a greater degree of credit risk. If rating agencies lower their ratings of preferred or debt securities in the Fund’s portfolio, the value of those obligations could decline. In addition, the underlying revenue source for a preferred or debt security may be insufficient to pay dividends, interest or principal in a timely manner. The risk is heightened in market environments where interest rates are changing, notably when rates are rising or when refinancing obligations become more challenging.

Annual Report | October 31, 2025	49

Reaves Utility Income Fund	Summary of Updated Information Regarding the Fund

October 31, 2025 (Unaudited)

Derivatives Risk. Although it may use other derivative instruments from time to time as described in the Fund’s Statement of Additional Information, the Fund’s derivatives usage to date has generally been limited to interest rate swaps and equity options, including writing covered calls, the purchase of calls and the sale of puts. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The Fund may also, from time to time, choose to use interest rate swaps (or options thereon). Derivatives transactions of the types described above subject the Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. The Fund’s use of derivative instruments involves investments risks and transactions costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. The Fund also will be subject to credit risk with respect to the counterparties to the over-the-counter derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. As a general matter, dividends received on hedged stock positions are characterized as ordinary income and are not eligible for favorable tax treatment. In addition, use of derivatives may give rise to short-term capital gains and other income that would not qualify for payments by the Fund of tax-advantaged dividends.

Preferred Stock Risk. The Fund may have exposure to preferred stocks. In addition to credit risk, investments in preferred stocks involve certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “noncumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Fund owns a preferred stock that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving income on this position. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuers’ call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred stocks may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt or common stock.

Debt Securities Risk. In addition to interest rate risk and credit risk, investments in debt securities carry certain risks including: redemption risk (debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return); limited voting rights (debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default; and liquidity (certain debt securities may be substantially less liquid than many other securities, such as U.S. government securities or common stocks).

www.utilityincomefund.com	50

Reaves Utility Income Fund	Summary of Updated Information Regarding the Fund

October 31, 2025 (Unaudited)

Inflation Risk. Inflation risk is the risk that the purchasing power of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions thereon can decline.

Private Securities Risk. The Fund may invest in privately issued securities of both public and private companies. Private securities have additional risk considerations than investments in comparable public investments. Whenever the Fund invests in companies that do not publicly report financial and other material information, it assumes a greater degree of investment risk and reliance upon the Adviser’s ability to obtain and evaluate applicable information concerning such companies’ creditworthiness and other investment considerations. Certain private securities may be illiquid. Because there is often no readily available trading market for private securities, the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded. Private securities are also more difficult to value. Valuation may require more research, and elements of judgment may play a greater role in the valuation of Private securities as compared to public securities because there is less reliable objective data available. Private securities that are debt securities generally are of below-investment grade quality, frequently are unrated and present many of the same risks as investing in below- investment grade public debt securities. Investing in private debt instruments is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of obligations.

Illiquid Securities Risk. The Fund may invest in securities for which there is no readily available trading market or which are otherwise illiquid. The Fund may not be able readily to dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the securities, thereby adversely affecting the Fund’s NAV.

Market Price of Common Shares. The shares of closed-end management investment companies often trade at a discount from their NAV, and the Fund’s common shares may likewise trade at a discount from NAV. The trading price of the Fund’s common shares may be less than the public offering price. The returns earned by common shareholders who sell their common shares below NAV will be reduced. As of October 31, 2025, the Fund’s common shares are trading at a discount to NAV.

Management Risk. The Fund is subject to management risk because it has an actively managed portfolio. Reaves and the individual portfolio managers apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Market Disruption and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, supply chain disruptions, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as the war in Ukraine, terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. The occurrence of such events may be sudden and unexpected, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value, liquidity and risk profile of the Fund’s portfolio, as well as its ability to sell securities to meet redemptions. There is a risk that you may lose money by investing in the Fund.

Annual Report | October 31, 2025	51

Reaves Utility Income Fund	Summary of Updated Information Regarding the Fund

October 31, 2025 (Unaudited)

Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, actual or threatened war or armed conflicts, conflicts and social unrest, diplomatic developments or the imposition of sanctions and other similar measures, including the imposition of tariffs, levels of public debt and deficits, may occur and could significantly impact issuers, industries, governments and other systems, including the financial markets. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. These types of events quickly and significantly impact markets in the U.S. and across the globe leading to extreme market volatility and disruption. The extent and nature of the impact on supply chains or economies and markets from these events is unknown. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Adviser’s investment advisory activities and services of other service providers, which in turn could adversely affect the Fund’s investments and other operations. The value of the Fund’s investments may decrease as a result of such events, particularly if these events adversely impact the operations and effectiveness of the Adviser or key service providers or if these events disrupt systems and processes necessary or beneficial to the investment advisory or other activities on behalf the Fund.

Legislation, Policy and Regulatory Risk. At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changes in the U.S. political landscape and changing approaches to regulation may have a negative impact on the entities and/or securities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. New or amended regulations may be imposed by the Commodity Futures Trading Commission (“CFTC”), the SEC, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) or other financial regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to financial reform legislation in the United States. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental agencies.

Portfolio Manager Information

Since the prior disclosure date, there have been no changes in the Fund’s portfolio managers or their business experience.

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Reaves Utility Income Fund	Summary of Updated Information Regarding the Fund

October 31, 2025 (Unaudited)

Fund Organizational Structure

Since the prior disclosure date, there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders.

Other Disclosures

Market and Net Asset Value Information

The common shares are listed on the NYSE American under the symbol “UTG” and began trading on the NYSE American on February 24, 2004. Shares of closed-end investment companies often trade on an exchange at prices lower than NAV. The Fund’s common shares have traded in the market at both premiums to and discounts from NAV. The following table shows, for each fiscal quarter since the quarter ended January 31, 2023; (i) high and low NAVs per common share, (ii) the high and low sale prices per common share, as reported in the consolidated transaction reporting system, and (iii) the percentage by which the common shares traded at a premium over, or discount from, the high and low NAVs per common share. The Fund’s NAV per common share is determined on a daily basis.

		Market Price		Net Asset Value at		Market Premium (Discount) to Net Asset Value at
Quarter Ended		Low	High	Market Low	Market High	Market Low	Market High
2025	October 31	$36.85	$41.94	$36.72	$41.43	(0.83)%	1.23%
	July 31	$32.78	$38.54	$32.83	$38.37	(0.15)%	0.44%
	April 30	$27.55	$34.40	$29.08	$34.37	(6.00)%	1.15%
	January 31	$30.75	$35.29	$31.29	$35.47	(3.48)%	(0.51)%
2024	October 31	$27.95	$33.17	$27.53	$33.34	1.53%	0.33%
	July 31	$26.11	$28.75	$26.26	$27.97	(0.57)%	2.79%
	April 30	$25.26	$27.10	$25.14	$26.62	0.48%	1.80%
	January 31	$24.47	$27.88	$24.87	$27.54	(1.61)%	1.23%
2023	October 31	$23.24	$28.18	$23.38	$27.57	(1.11)%	2.21%
	July 31	$26.57	$29.07	$26.42	$28.91	0.53%	0.55%
	April 30	$26.32	$30.32	$26.41	$29.96	(3.02)%	1.20%
	January 31	$27.02	$30.71	$27.45	$30.44	(0.02)%	0.01%

As of October 31, 2025, the last reported closing sale price for the Fund’s Common Shares was $38.22 per share and the reported NAV on that date for the Fund’s Common Shares was $38.85, representing a discount to NAV of (1.62)%. Market prices on that same date ranged from $38.50 to a low of $38.05, representing a discount to NAV of (0.90)% and a discount to NAV of (2.06)%, respectively.

Annual Report | October 31, 2025	53

REAVES UTILITY INCOME FUND

1700 Broadway, Suite 2100

Denver, CO 80290

1-800-644-5571

Paralel Technologies LLC’s affiliate, Paralel Distributors LLC, a FINRA member, serves as underwriter to the Fund’s at the market offering.

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)	The Registrant, as of the end of the period covered by the report, has adopted a Code of Ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller or any persons performing similar functions on behalf of the Registrant.

(b)	For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

1.	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2.	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

3.	Compliance with applicable governmental laws, rules, and regulations;

4.	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

5.	Accountability for adherence to the code.

(c)	During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s code of ethics referred to in Item 2(a) above is attached as an Ex99.19(a)(1) Code of Ethics, hereto.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Jeremy W. Deems and Michael F. Holland as the Registrant’s “audit committee financial expert(s).” Mr. Deems and Mr. Holland are each “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for professional services rendered by Cohen & Company, Ltd., the Registrant’s principal accountant beginning with the fiscal year ended October 31, 2024, for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements, was $35,000 and $35,000, for the fiscal years-ended October 31, 2024 and October 31, 2025, respectively. The aggregate fees billed for professional services rendered by Deloitte & Touche LLP, the Registrant’s principal accountant for the fiscal year ended October 31, 2023, for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements was $20,000 and $0 for the fiscal years-ended October 31, 2024 and October 31, 2025, respectively.

(b)	Audit-Related Fees: The aggregate fees billed for the fiscal years ended October 31, 2024 and October 31, 2025 for assurance and related services rendered by Cohen & Company Ltd. that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item was $0 and $0, respectively. The aggregate fees billed for the fiscal years ended October 31, 2024 and October 31, 2025 for assurance and related services rendered by Deloitte & Touche LLP that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item was $0 and $0, respectively.

(c)	Tax Fees: The aggregate fees billed for the fiscal years ended October 31, 2024 and October 31, 2025 for professional services rendered by Cohen & Company Ltd. for tax compliance, tax advice, and tax planning was $6,000 and $6,000, respectively. These fees are comprised of fees relating to income tax return preparation fees, excise tax return preparation fees and review of dividend distribution calculation fees. The aggregate fees billed for the fiscal years ended October 31, 2024 and October 31, 2025 for professional services rendered by Deloitte & Touche LLP for tax compliance, tax advice, and tax planning was $0 and $0, respectively.

(d)	All Other Fees: The aggregate fees billed for the fiscal years ended October 31, 2024 and October 31, 2025 for products and services provided by Cohen & Company Ltd., other than the services reported in paragraphs (a) through (c) of this Item was $0 and $0, respectively. The aggregate fees billed for the fiscal years ended October 31, 2024 and October 31, 2025 for products and services provided by Deloitte & Touche LLP, other than the services reported in paragraphs (a) through (c) of this Item was $0 and $0, respectively.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s Audit Committee or by the Audit Committee’s designee pursuant to the Audit Committee’s Pre-Approval Policies and Procedures.

(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountants for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the last two fiscal years ended October 31, 2024 and October 31, 2025 was $6,000 and $6,000, respectively. For the fiscal year ended October 31, 2024 and fiscal year ended October 31, 2025, both Cohen & Company Ltd and Deloitte & Touche LLP did not bill the Registrant for products and services other than the services reported above.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and is comprised of the following members:

Mary K. Anstine

Jeremy W. Deems (designated audit committee financial expert)

Michael F. Holland (designated audit committee financial expert)

JoEllen L. Legg

E. Wayne Nordberg

Item 6.	Investments.

(a)	The Schedule of Investments is included as part of the Annual Report to Shareholders filed under Item 1(a) of this report.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a)        Not applicable.

(b)       Not applicable.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

See attached Appendix A for a copy of the policies and procedures of the Registrant.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  Portfolio Managers

Below are the Registrant’s Portfolio Managers as of the date of this filing:

Name	Title	Length of Service	Business Experience 5 Years
John P. Bartlett	Co-Portfolio Manager	Since April 2017	PM, Reaves Asset Management 1995-present
Timothy O. Porter	Co-Portfolio Manager	Since December 2018	PM, Reaves Asset Management 2004-present
Joseph Rhame, III	Co-Portfolio Manager	Since June 2023	PM, Reaves Asset Management 2005-present

John P. Bartlett, Co-Portfolio Manager. John P. Bartlett is a Vice President with Reaves and was named as a portfolio manager for the Fund effective April 1, 2017. He joined Reaves in 1995 and serves as a portfolio manager and security analyst, specializing in electric and gas utilities. Mr. Bartlett received a B.A. from Connecticut College and is a CFA Charterholder.

Timothy O. Porter, Co-Portfolio Manager. Timothy O. Porter is a Vice President with Reaves, and was named as a co-portfolio manager for the Fund beginning November 1, 2018. He joined Reaves in 2004 and serves as a portfolio manager and security analyst, specializing in the energy sector. Mr. Porter received a B.S. from SUNY Geneseo and is a CFA Charterholder.

Joseph Rhame, III, Co-Portfolio Manager. Jay Rhame joined Reaves Asset Management in 2005 and was named Chief Executive Officer in January 2019. Previously he served as a telecommunications, energy, and utility analyst. Mr. Rhame has been a co-portfolio manager of the Reaves Utility Income Fund since 2023 and the Virtus Reaves Utilities ETF since that Fund’s inception in 2015. In June 2021, Mr. Rhame was appointed to serve as President of the Reaves Utility Income Fund. He is a member of the portfolio review and risk management committees. Mr. Rhame received a B.A. from St. Mary’s College of Maryland and is a CFA Charterholder.

(a)(2)   As of October 31, 2025, the Portfolio Managers listed above are also responsible for the day-to-day management of the following other accounts:

PM Name	Registered Investment Companies, Total Assets	Other Pooled Investments Vehicles, Total Assets	Other Accounts, Total Assets
John P. Bartlett	$1,273,264,602 1 account	0	0
Timothy O. Porter	$35,755,433 1 account	0	$301,421,357 286 accounts
Joseph Rhame, III	$1,273,264,602 1account	0	$301,421,357 286 accounts

(a)(3)   Compensation of Portfolio Managers and Material Conflicts of Interest

Conflicts of Interest. There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Registrant’s investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Registrant’s investment adviser may have in place that could benefit the r

Registrant and/or such other accounts. The investment adviser has adopted policies and procedures designed to address any such conflicts of interest to ensure that all management time, resources and investment opportunities are allocated equitably.

None of the accounts disclosed pursuant to Item 13(a)(2) of Form N-CSR have an advisory fee based on the performance of an account.

Compensation of Portfolio Managers. Compensation paid by Reaves Assets Management, Inc. (the “Adviser”) to the portfolio managers is designed to be competitive and attractive, and primarily consists of a fixed base salary, based on market factors and each person’s level of responsibility, and a bonus. The amount of the bonus is based on the overall after- tax profitability of the Adviser, each fiscal-year, and the contribution of each portfolio manager to the Adviser’s overall performance.

Individual compensation is designed to reward the overall contribution of portfolio managers to the performance of the Adviser. To date, the Adviser has not linked bonuses to the performance of any particular portfolio. Compensation levels are set by senior management following a review of overall performance. From time to time, the Adviser has engaged industry consultants to ensure that compensation remains competitive and to identify and plan for new and emerging compensation trends. Equity holders within the Adviser, including the portfolio managers, receive only a modest return on their capital investment, usually a mid-single digit percentage of their share of the Adviser’s book value. The Adviser believes this practice is consistent with industry standards and that it allows the Adviser to maximize the incentive compensation pool. This pool is critical in the Adviser’s ability to continue to attract and retain professionals of the highest quality while simultaneously growing the intrinsic value of the Adviser. The Adviser has no deferred compensation, stock option or other equity programs. Given the portfolio manager compensation policy described above and the fact that the Adviser has no performance-based advisory relationships, the Adviser does not believe that any material compensation conflicts exist.

(a)(4)   Dollar Range of Securities Owned as of October 31, 2025

Portfolio Manager	Dollar Range of Equity Securities Held in Registrant*
John P. Bartlett	$100,001 - $500,000
Timothy O. Porter	$10,001 - $50,000
Joseph Rhame, III	$500,000-$1,000,000

* “Beneficial Ownership” is determined in accordance with Section 16a-l(a)(2) of the Securities Exchange Act of 1934, as amended.

(b)       Not Applicable.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15.	Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees have been implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c) (2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(l5) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16.	Controls and Procedures.

(a)	Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), the Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b)	There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1)	Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	None.

(a)(3)	Certifications as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(4)	None.

(a)(5)	None.

(b)	Certifications as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

(c)	Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated August 10, 2009, the form of 19(a) Notices to Beneficial Owners are attached hereto.

(d)	Consent of the Registrant’s Independent Registered Public Accounting Firm is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REAVES UTILITY INCOME FUND

By:	(Signature and Title)	/s/ Joseph Rhame III
Joseph Rhame III
Date:	January 6, 2026	President
(Principal Executive Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	(Signature and Title)	/s/ Joseph Rhame III
Joseph Rhame III
Date:	January 6, 2026	President
(Principal Executive Officer)

By:	(Signature and Title)	/s/ Jill Kerschen
Jill Kerschen
Date:	January 6, 2026	Treasurer
(Principal Financial Officer)